                                                                   EXHIBIT 10.15



                                   AMENDMENT


     AMENDMENT, dated as of August 7, 1998 (this "Amendment"), to the Credit
                                                  ---------
Agreement, dated as of January 28, 1998 (the Credit Agreement"), among NCI
                                             ----------------
ACQUISITION CORPORATION, a Delaware corporation ("Holdings"), NATIONWIDE CREDIT,
                                                  --------
INC., a Georgia corporation (the "Borrower"), the several banks and other
                                  --------
financial institutions or entities from time to time parties to thereto (the

"Lenders"), LEHMAN BROTHERS INC.,  as advisor and arranger (in such capacity,
--------
the "Arranger"), LEHMAN COMMERCIAL PAPER INC., as syndication agent (in such
     --------
capacity, the "Syndication Agent"), FLEET CAPITAL CORPORATION, as administrative
               -----------------
agent (in such capacity, the "Administrative Agent"), and BHF - BANK
                              --------------------
AKTIENGESELLSCHAFT, GRAND CAYMAN BRANCH, as Documentation Agent (in such capacity, the "Documentation Agent").
               -------------------

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

     WHEREAS, the Borrower has requested, and, upon this Amendment becoming effective, the Required Lenders have agreed, to amend certain provisions of the Credit Agreement as provided for in this Amendment;


     NOW, THEREFORE, the parties hereto hereby agree as follows:

     I.  Defined Terms.  Terms defined in the Credit Agreement and used herein
         -------------
shall have the meanings given to them in the Credit Agreement.

     II.  Amendments to Credit Agreement.
          ------------------------------

     1.  Amendment to Section 1.1.  Section 1.1 of the Credit Agreement is
         ------------------------
hereby amended by adding the following definition in its proper alphabetical order:

          "Amendment Effective Date":  the date of effectiveness of the
           ------------------------
     Amendment, dated as of August 7, 1998, to this Agreement.

     2.   Amendment to Section 2.8.  Section 2.8 of the Credit Agreement is
          ------------------------
hereby amended by adding the following sentence at the end of such Section:

     "The Revolving Credit Commitments shall be permanently reduced by $20,000,000 on the Amendment Effective Date."

     3.  Amendment to Section 2.10.  Sentence 2.10 of the Credit Agreement is
         -------------------------
hereby amended by adding the following paragraph (e) at the end thereof:

          "(e) Unless the Required Prepayment Lenders shall otherwise agree, if on any date consideration shall be paid pursuant to the Acquisition Documentation in respect of a purchase price adjustment or in lieu thereof, an amount equal to 75% of such consideration shall be applied on such date toward the prepayment of the Tranche B Term Loans and the reduction of the Revolving Credit Commitments as set forth in Section 2.10(d)."

     4.   Amendments to Section 7.1.  Section 7.1 of the Credit Agreement is
          -------------------------
hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

          "(a)  Minimum Consolidated EBITDA.  Permit the Consolidated EBITDA for
                ---------------------------
     any period of four consecutive fiscal quarters of the Borrower (or, if less, the number of full fiscal quarters in 1998) ending with any fiscal quarter set forth below to be less than the amount set forth below opposite such fiscal quarter:

          Fiscal Quarter                 Minimum Consolidated EBITDA
          --------------                 ---------------------------

          June 30, 1998                           $ 9,000,000
          September 30, 1998                      $13,000,000
          December 31, 1998                       $20,000,000
          March 31, 1999                          $20,000,000
          June 30, 1999                           $22,000,000
          September 30, 1999                      $23,750,000
          December 31, 1999                       $24,000,000
          March 31, 2000                          $24,250,000
          June 30, 2000                           $24,500,000
          September 30, 2000                      $24,750,000
          December 31, 2000                       $25,000,000
          March 31, 2001                          $25,250,000
          June 30, 2001                           $25,500,000
          September 30, 2001                      $25,750,000
          December 31, 2001                       $26,000,000
          March 31, 2002                          $26,250,000
          June 30, 2002                           $26,500,000
          September 30, 2002                      $26,750,000
          December 31, 2002                       $27,000,000
          March 31, 2003                          $27,000,000
          June 30, 2003                           $27,000,000
          September 30, 2003                      $27,000,000
          December 31, 2003                       $27,000,000

          (b)  Consolidated Total Debt Ratio.  Permit the Consolidated Total
               -----------------------------
     Debt Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower (or, if less, the number of full fiscal quarters in 1998) ending with any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

                                         Consolidated
          Fiscal Quarter                 Total Debt Ratio
          --------------                 ----------------

          June 30, 1998                      7.00 to 1.00
          September 30, 1998                 7.00 to 1.00
          December 31, 1998                  6.00 to 1.00
          March 31, 1999                     6.00 to 1.00
          June 30, 1999                      4.80 to 1.00
          September 30, 1999                 4.60 to 1.00
          December 31, 1999                  4.40 to 1.00
          March 31, 2000                     4.30 to 1.00
          June 30, 2000                      4.20 to 1.00
          September 30, 2000                 4.10 to 1.00
          December 31, 2000                  4.00 to 1.00
          Thereafter                         4.00 to 1.00

     ; provided that, if the Borrower shall Repurchase (as defined in Section
       --------
     7.9(a)) Senior Notes in an aggregate principal amount of more than $5,000,000, then as of the last day of each fiscal quarter of the Borrower after the date of such Repurchase the ratio set forth above under the heading "Consolidated Total Debt Ratio" shall be deemed to be as follows:
     (i) if the aggregate principal amount of Senior Notes Repurchased (on a cumulative basis from the date hereof) is less than $12,5000,000, 3.83 to 1.00; (ii) if the aggregate principal amount of Senior Notes Repurchased (on a cumulative basis from the date hereof) is less than $20,000,000, 3.66 to 1.00; and (iii) if the aggregate principal amount of the Senior Notes Repurchased (on a cumulative basis from the date hereof) is greater than or equal to $20,000,000, 3.50 to 1.00.

               (c)  Consolidated Interest Coverage Ratio.  Permit the
                    ------------------------------------
     Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower (or, if less, the number of full fiscal quarters in 1998) ending with any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter:

                                         Consolidated Interest
          Fiscal Quarter                     Coverage Ratio
          --------------                  ---------------------

          June 30, 1998                       1.50 to 1.00
          September 30, 1998                  1.45 to 1.00
          December 31, 1998                   1.60 to 1.00

          March 31, 1999                      1.65 to 1.00
          June 30, 1999                       1.85 to 1.00
          September 30, 1999                  2.05 to 1.00
          December 31, 1999                   2.10 to 1.00
          March 31, 2000                      2.15 to 1.00
          June 30, 2000                       2.20 to 1.00
          September 30, 2000                  2.25 to 1.00
          December 31, 2000                   2.30 to 1.00
          March 31, 2001                      2.35 to 1.00
          June 30, 2001                       2.40 to 1.00
          September 30, 2001                  2.45 to 1.00
          December 31, 2001                   2.50 to 1.00
          Thereafter                          2.50 to 1.00"

     4.   Amendment to Annex A.  Annex A to the Credit Agreement is hereby
          --------------------
amended by deleting such Annex A in its entirety and substituting in lieu thereof Annex A hereto.

     III.  Conditions to Effectiveness.  This Amendment shall become effective
           ---------------------------
on the date (the "Amendment Effective Date") on which (i) the Borrower, the
                  ------------------------
Agents and the Required Lenders shall have executed and delivered this Amendment and (ii) the Borrower shall have paid to Administrative Agent for distribution to each Lender that executes this Amendment prior to August 7, 1998 an amendment fee equal to the product of .10% times such Lender's Aggregate Exposure as of the Amendment Effective Date.

     IV.  General.
          -------

     1.   Representation and Warranties.  To induce the Agents and the Lenders
          -----------------------------
parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to the Agent and all of the Lenders as of the Amendment Effective Date that (a) the representations and warranties made by the Loan Parties in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date and (b) no Default or Event of Default shall have occurred and be continuing.

     2.   Payment of Expenses.  The Borrower agrees to pay or reimburse the
          -------------------
Agents for all of their out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel.

     3.   No Other Amendments; Confirmation.  Except as expressly amended,
          ---------------------------------
modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. This Amendment shall be a Loan Document.

     4.   Governing Law; Counterparts.  (a) This Amendment and the rights and
          ---------------------------
obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     (b) This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.


          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                       NCI ACQUISITION CORPORATION


                                       By:/s/ JERRY KAUFMAN
                                          -------------------------------------
                                          Name: Jerry Kaufman
                                          Title:


                                       NATIONWIDE CREDIT, INC.


                                       By:/s/ JERRY KAUFMAN
                                          -------------------------------------
                                          Name: Jerry Kaufman
                                          Title:


                                       LEHMAN COMMERCIAL PAPER INC., as
                                        Syndication Agent and as a Lender


                                       By:/s/ MICHAEL E. O'BRIEN
                                          -------------------------------------
                                          Name:  Michael E. O'Brien
                                          Title: Authorized Signatory

                                       BHF - BANK AKTIENGESELLSCHAFT,
                                       GRAND CAYMAN BRANCH,


                                       By:/s/    JOHN SYKES
                                          -----------------------------------
                                          Name:  John Sykes
                                          Title:     VP


                                       By:/s/    TONY HEYMAN
                                          -----------------------------------
                                          Name:  Tony Heyman
                                          Title:    AVP


                                       FLEET CAPITAL CORPORATION,
                                       as Administrative Agent and as a Lender


                                       By:/s/    JENNIFER S. MELLITT
                                          -----------------------------------
                                          Name:  Jennifer S. Mellitt
                                          Title: Vice President


                                       BALANCED HIGH-YIELD FUND I LTD.
                                       By:  BHF - Bank Aktiengesellschaft
                                            acting through its New York Branch
                                            as attorney-in-fact


                                       By:/s/    JOHN SYKES       TONY HEYMAN
                                          -----------------------------------
                                          Name:  John Sykes       Tony Heyman
                                          Title:     VP               AVP

                                                                         Annex A
                                                                         -------


                                  Pricing Grid





   Consolidated         Applicable Margin        Applicable Margin
    Total Debt         for Eurodollar Loans     for Base Rate Loans
      Ratio
                       Revolving   Tranche B   Revolving   Tranche B  Commitment
                         Credit      Term       Credit       Term        Fee
                         Loans       Loans      Loans        Loans       Rate
--------------------------------------------------------------------------------
Greater than
 6.00 to 1.00            2.500%      2.750%      1.500%      1.750%       0.625
--------------------------------------------------------------------------------
Less than
6.00 to 1.00             2.250%      2.500%      1.250%      1.500%       0.500
but greater than
5.50 to 1.00
--------------------------------------------------------------------------------
Less than
5.50 to 1.00             2.000%      2.250%      1.000%      1.250%       0.375
but greater than
5.00 to 1.00

Less than
5.00 to 1.00             1.875%      2.125%      0.875%      1.125%       0.375
but greater than
4.50 to 1.00

Less than
4.50 to 1.00             1.625%      2.000%      0.625%      1.000%       0.375
but greater than
4.00 to 1.00

Less than
4.00 to 1.00             1.500%      1.875%      0.500%      0.875%       0.375
but greater than
3.50 to 1.00

Less than
3.50 to 1.00             1.375%      1.750%      0.375%      0.750%       0.250
-------------------------------------------------------------------------------



Changes in the Applicable Margin with respect to the Revolving Credit Loan and the Tranche B Term Loans resulting from changes in the Consolidated Total Debt Ratio shall become effective on the date (the "Adjustment Date") on which
                                               ---------------
financial statements are delivered to the Lenders pursuant to Section 6.1 (but in any event not later than the 45th day after the end of each of the first three quarterly periods of each fiscal year or the 90th day after the end of each fiscal year, as the case may be) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, the Consolidated Total Debt Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemed to be greater than 6.00 to
1. In addition, at all times while an Event of Default shall have occurred and be continuing, the Consolidated Total Debt Ratio shall for the purposes of this definition be deemed to be greater than 6.00 to 1. Each determination of the Consolidated Total Debt Ratio pursuant to this definition shall be made with respect to the period of four consecutive fiscal quarters of the Borrower ending at the end of the period covered by the relevant financial statements.